SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: BNP Paribas Securities Services, S.A
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Lisboa     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Portugal              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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                              SCREEN NUMBER:  9

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15.A) Custodian/Sub-custodian: Deutsche Bank AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Lisboa            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Portugal               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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                              SCREEN NUMBER:  9

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15.A) Custodian/Sub-custodian: ING Bank Ukraine
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Kiev            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Ukraine              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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                              SCREEN NUMBER:  9

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15.A) Custodian/Sub-custodian: HSBC Bank Middle East Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Dubai                State:    Zip Code:     Zip Ext.:
   D) Foreign Country: United Arab Emirates         Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: State Street Bank and Trust Company
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: U.K. Edinburgh, Scotland      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: United Kingdom              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: Banco Itau Uruguay S.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Montevideo              State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Uruguay        Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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                              SCREEN NUMBER:  9

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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: Citibank, N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Caracas            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Venezuela            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: HSBC Bank (Vietnam) Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Ho Chi Minh City           State:    Zip Code:       Zip Ext.:
   D) Foreign Country:	Vietnam              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: State Street Bank and Trust Company Corp
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Boston            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: United States              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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                              SCREEN NUMBER:  9

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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: UniCredit Banka Slovenija d.d.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Ljubijana   State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Slovenia         Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X




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                              SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: Cititrust Colombia S.A. Sociedad Fiduciaria
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Santafe de Bogota           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Colombia        Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X